AMENDMENT
                                       to
            SECOND AMENDED AND RESTATED CREDIT FACILITIES AGREEMENT
                                     among
              THE BOATMEN'S NATIONAL BANK OF ST. LOUIS, as "Agent"
                                      and
                    THE BOATMEN'S NATIONAL BANK OF ST. LOUIS
                                      and
      THE OTHER LENDERS LISTED ON THE SIGNATURE PAGES HEREOF, as "Lenders"
                                      and
                              DT INDUSTRIES, INC.
                                      and
    THE OTHER BORROWERS LISTED ON THE SIGNATURE PAGES HEREOF, as "Borrowers"


         This AMENDMENT to SECOND AMENDED AND RESTATED CREDIT FACILITIES AGREEMENT (the "Amendment") is entered into as of September ___, 1996, by and among DT INDUSTRIES, INC. ("DTI"), a Delaware corporation, DETROIT TOOL AND ENGINEERING COMPANY, a Delaware corporation ("Engineering"), DETROIT TOOL METAL PRODUCTS CO., a Missouri corporation, ("Metal Products"), SENCORP SYSTEMS, INC., a Delaware corporation ("Sencorp"), PHARMA GROUP, INC., a Delaware corporation, formerly known as Stokes-Merrill Corporation ("PGI"), ADVANCED ASSEMBLY AUTOMATION, INC., an Ohio corporation ("AAA"), DT CANADA INC., a New Brunswick, Canada corporation ("DT Canada"), KALISH CANADA INC., a New Brunswick, Canada corporation ("Kalish Canada"), and MID-WEST AUTOMATION ENTERPRISES, INC. ("Mid-West Enterprises") (DTI, Engineering, Metal Products, Sencorp, PGI, AAA, DT Canada, Kalish Canada, and Mid-West Enterprises are referred to herein both collectively and individually as "Borrower"), THE BOATMEN'S NATIONAL BANK OF ST. LOUIS ("Boatmen's"), as administrative agent ("Agent"), and the Lenders.


                                    RECITALS:

A. Borrower and Lenders are party to that certain Second Amended and Restated Credit Facilities Agreement dated as of July 19, 1996, (as it may be amended, restated, extended, renewed, replaced, or otherwise modified from time to time, the "Loan Agreement").

B. Agent has requested that certain other financial institutions become Lenders by taking an assignment of the Commitments, as provided in
         Section 20.4.1 of the Loan Agreement.

C. Borrower has requested that Lenders increase the Aggregate Revolving Commitment by $10 million and finance the acquisition of Hansford Manufacturing Corporation, a New York corporation, by AAA. Lenders are willing to do so subject to, and in reliance upon, the terms and conditions contained herein.

D. Borrower and Lenders desire to amend the Loan Agreement upon the terms and conditions hereinafter set forth.

         Therefore, in consideration of the mutual agreements herein and other sufficient consideration, the receipt of which is hereby acknowledged, Borrower and Lenders hereby amend the Loan Agreement as follows:

1. DEFINITIONS. Capitalized terms used and not otherwise defined herein have the meanings given them in the Loan Agreement.

2. CONDITIONS TO EFFECTIVENESS OF AMENDMENT. This Amendment shall become effective on September ___, 1996, (the "Amendment Effective Date") if the following conditions precedent have been satisfied:

         2.1. REQUIRED DOCUMENTS. Unless waived by Lenders, Agent shall have received on or before the Amendment Effective Date all of the documents (or facsimile counterpart copies thereof showing signatures) listed or described on
Part I of Exhibit A hereto, each (if applicable) duly executed and, (as applicable), sealed, attested, acknowledged, certified, or authenticated; and all the requirements described in Exhibit A hereto shall have been met. THE ITEMS LISTED ON PART II OF EXHIBIT A HERETO MAY BE DELIVERED AFTER THE AMENDMENT EFFECTIVE DATE, AND BORROWER AGREES THAT FAILURE TO DELIVER ANY SUCH ITEM TO AGENT, IN FORM AND SUBSTANCE ACCEPTABLE TO AGENT, ON OR BEFORE NOVEMBER 1, 1996, SHALL CONSTITUTE AN IMMEDIATE EVENT OF DEFAULT UNDER THE LOAN AGREEMENT.

         2.2. REPRESENTATIONS AND WARRANTIES OF BORROWER. The representations and warranties of each Borrower set forth in Section of this Amendment shall be true and correct in all material respects on the Amendment Effective Date.

3.       AMENDMENTS TO LOAN AGREEMENT.

         3.1.   DEFINITIONS.

                3.1.1. NEW DEFINITIONS. The following definitions are hereby added to the Loan Agreement in proper alphabetical order:

         "'Hansford':   Hansford   Manufacturing   Corporation,   a   New   York
         corporation."

         "'Hansford Acquisition Documents': The Agreement and Plan of Merger by and among H022 Corporation, DT Industries, Inc., Hansford, and the stockholder listed therein dated of even date herewith, and all documents executed or delivered in connection therewith."

         "'Hansford Letter of Credit' is defined in Section 3.8.

                3.1.2. AMENDED DEFINITION. The definition of "Guarantor" is hereby deleted in its entirety and the following is substituted in lieu thereof:

         "'Guarantor': Armac, AMI, Mid-West Systems, Hansford, and any other Person party to a Guaranty.

                3.1.3. AMENDED DEFINITION. The definition of "Lenders" is hereby deleted in its entirety and the following is substituted in lieu thereof:

         "'Lenders': shall collectively mean (a) The Boatmen's National Bank of St. Louis, (b) each of the other banks and financial institutions listed on the signature pages hereof, and (c) each bank or financial institution which takes an assignment at any time of all or a portion any of the foregoing's rights and obligations under the Agreement pursuant to the terms of Section 20.4.1 and an Assignment and Acceptance or which otherwise executes and delivers to Agent an agreement, in form and substance acceptable to Agent, to join the Loan Agreement as a "Lender"."

         3.2. INCREASE IN REVOLVING COMMITMENT. Section 3.1.1 of the Loan Agreement is hereby amended by deleting the sentence beginning with the words "The 'Aggregate Revolving Commitment'" in its entirety and replacing it with the following sentence:

         "The 'Aggregate Revolving Commitment' on any date shall be $65,000,000, or such lesser or greater Dollar amount to which it may have been changed as provided herein."

         3.3. HANSFORD LETTER OF CREDIT. Section 3.8 of the Loan Agreement is hereby amended by adding the following words after the last sentence:

         "Notwithstanding anything to the contrary contained in this Section 3.8, Boatmen's will issue one or more standby letters of credit for the account of Borrower to secure the payment of the deferred portion of the merger consideration under the Hansford Acquisition Documents (collectively and individually, the "Hansford Letter of Credit"). Lenders will not make any General Acquisition Advance in excess of an amount equal to the General Acquisition Loan Commitment less the original face amount of the Hansford Letter of Credit, except for General Acquisition Advances which are used solely to reimburse Lenders for any draws on the Hansford Letter of Credit. A Hansford Letter of Credit shall be deemed to be a "Letter of Credit" for all purposes under this Agreement, except that the issuance thereof or payment of draws thereon will not reduce the Letter of Credit Commitment, and in the case of any draw on a Hansford Letter of Credit, the "Revolving Advance" in Section 7.5.2 shall be deemed to be a "General Acquisition Advance"."

         3.4.   PERMITTED  INDIRECT  OBLIGATIONS.   Section  16.4  of  the  Loan
Agreement is hereby amended by adding the following language before the words "(collectively, the "Permitted Indirect Obligations")":

         "and (viii) the guaranty of DTI of the obligations of Hansford pursuant to that certain Indemnification and Escrow Agreement among Hansford, DTI, VanBuren N. Hansford, Jr., and Escrow Agent of even date herewith, and (ix) the guaranty of DTI of the obligations of Hansford pursuant to its lease of real property at 3111 Winton Road South, Rochester, New York, from VanBuren N. Hansford, Jr.".

         3.5.   FINANCIAL COVENANTS.

                3.5.1.   CAPITAL EXPENDITURES.  The chart  contained  in Section
         17.2 of the Loan Agreement is hereby deleted and the following chart substituted in lieu thereof:

PERIOD                                              MAXIMUM CAPITAL EXPENDITURES
Effective Date through 6/30/96                      $13,000,000

7/1/96 through 6/30/97                              $12,500,000

Each fiscal year thereafter                         $13,500,000

                3.5.2. OPERATING LEASE OBLIGATIONS. Section 17.4 of the Loan Agreement is hereby amended by deleting the words "does not exceed $5,500,000 in any fiscal year" in the fifth line and substituting the words "does not exceed $6,000,000 in any fiscal year" in lieu thereof.

         3.6. EXHIBIT 13. Exhibit 13 to the Loan Agreement is hereby amended as provided in Exhibit B, attached hereto and incorporated herein by this reference.

4. REPRESENTATIONS AND WARRANTIES OF BORROWER. Borrower hereby represents and warrants to Lenders as of the date hereof that (i) this Amendment has been duly authorized by Borrower's Board of Directors, (ii) no consents are necessary from any third parties for Borrower's execution, delivery or performance of this Amendment, (iii) this Amendment constitutes the legal, valid and binding obligation of Borrower enforceable against Borrower in accordance with its terms except as the enforcement thereof may be limited by bankruptcy, insolvency or other laws related to creditors rights generally or by the application of equity principles, and (iv) there exists no Default or Event of Default under the Loan Agreement, as amended or waived by this Amendment.

5. EFFECT OF AMENDMENT. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Agent or Lenders under the Loan Agreement or any of the other Loan Documents, nor constitute a waiver of any provision of the Loan Agreement, any of the other Loan Documents or any existing Default or Event of Default, nor act as a release or subordination of the Security Interests of Agent or Lenders under the Security Documents. Each reference in the Loan Agreement to "the Agreement", "hereunder", "hereof", "herein", or words of like import, shall be read as referring to the Loan Agreement as amended by this Amendment.

6. REAFFIRMATION. Borrower hereby acknowledges and confirms that (i) except as expressly amended hereby the Loan Agreement remains in full force and effect, (ii) the Loan Agreement, as amended hereby, is in full force and effect,
(iii) Borrower has no defenses to its obligations under the Loan Agreement and the other Loan Documents, (iv) the Security Interests of Agent and Lenders under the Security Documents secure all the Loan Obligations under the Loan Agreement as amended by this Amendment, continue in full force and effect and have the same priority as before this Amendment, and (v) Borrower has no claim against Agent or any Lender arising from or in connection with the Loan Agreement or the other Loan Documents.

7. GOVERNING LAW. This Amendment has been executed and delivered in St. Louis, Missouri, and shall be governed by and construed under the laws of the State of Missouri without giving effect to choice or conflicts of law principles thereunder.

8.       SECTION  TITLES.   The  section  titles   in  this  Amendment  are  for
convenience of reference only and shall not be construed so as to modify any provisions of this Amendment.

9. COUNTERPARTS; FACSIMILE TRANSMISSIONS. This Amendment may be executed in one or more counterparts and on separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Signatures to this Amendment may be given by facsimile or other electronic transmission, and such signatures shall be fully binding on the party sending the same.

10. INCORPORATION BY REFERENCE. Lenders and Borrower hereby agree that all of the terms of the Loan Documents are incorporated in and made a part of this Amendment by this reference.

11.      STATUTORY NOTICE   The following notice  is given pursuant  to  Section
432.045 of the Missouri Revised Statutes; nothing contained in such notice will be deemed to limit or modify the terms of the Loan Documents or this
Amendment:

         ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE. TO PROTECT YOU (BORROWER(S)) AND US (CREDITOR) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.

BORROWER AND LENDERS HEREBY AFFIRM THAT THERE IS NO UNWRITTEN ORAL CREDIT AGREEMENT BETWEEN BORROWER AND LENDERS WITH RESPECT TO THE SUBJECT MATTER OF THIS AMENDMENT.

         IN WITNESS WHEREOF, this Amendment has been duly executed as of the date first above written.


DT INDUSTRIES, INC.                         SENCORP SYSTEMS, INC.,
a Delaware corporation                      a Delaware corporation


By: /s/ Bruce P. Erdel                      By: /s/ Bruce P. Erdel
   --------------------------------             --------------------------------
   Bruce P. Erdel, Vice President -             Bruce P. Erdel, Vice President
   Finance and Secretary                        and Secretary


DETROIT TOOL AND ENGINEERING COMPANY,       ADVANCED ASSEMBLY AUTOMATION, INC.,
a Delaware corporation                      an Ohio corporation


By: /s/ Bruce P. Erdel                      By: /s/ Bruce P. Erdel
   --------------------------------             --------------------------------
   Bruce P. Erdel, Vice President               Bruce P. Erdel, Vice President
   and Secretary                                and Secretary


DETROIT TOOL METAL PRODUCTS CO.,            PHARMA GROUP, INC., a Delaware
a Missouri corporation                      corporation


By: /s/ Bruce P. Erdel                      By: /s/ Bruce P. Erdel
   --------------------------------             --------------------------------
   Bruce P. Erdel, Vice President               Bruce P. Erdel, Vice President
   and Secretary                                and Secretary


DT CANADA INC., a New Brunswick,            KALISH CANADA INC., a New Brunswick,
Canada corporation                          Canada corporation


By: /s/ Bruce P. Erdel                      By: /s/ Bruce P. Erdel
   --------------------------------             --------------------------------
   Bruce P. Erdel, Vice President               Bruce P. Erdel, Vice President
   and Secretary                                and Secretary


MID-WEST AUTOMATION ENTERPRISES, INC.,
an Illinois corporation


By: /s/ Bruce P. Erdel
   --------------------------------
   Bruce P. Erdel, Vice President
   and Secretary

"GUARANTORS"                                "GUARANTORS"

ASSEMBLY MACHINES, INC.,                    ARMAC INDUSTRIES, CO., a Delaware
a Pennsylvania corporation                  corporation


By: /s/ Bruce P. Erdel                      By: /s/ Bruce P. Erdel
   --------------------------------             --------------------------------
   Bruce P. Erdel, Vice President               Bruce P. Erdel, Vice President
   and Secretary                                and Secretary


MID-WEST AUTOMATION SYSTEMS,                HANSFORD MANUFACTURING CORPORATION,
INC., an Illinois corporation               a New York corporation


By: /s/ Bruce P. Erdel                      By: /s/ Bruce P. Erdel
   --------------------------------             --------------------------------
   Bruce P. Erdel, Secretary                    Bruce P. Erdel, Vice President
                                                and Secretary


THE BOATMEN'S NATIONAL BANK OF              DRESDNER BANK AG CHICAGO AND GRAND
ST. LOUIS, as Agent and a Lender            CAYMAN BRANCHES


By: /s/ Paul Porter                         By: /s/ John W. Sweeney
   --------------------------------             --------------------------------
Name:                                       Name: John W. Sweeney
      -----------------------------               ------------------------------
Title:                                      Title: V.P.
      -----------------------------               ------------------------------

                                            By: /s/ T. Nadramia
                                                --------------------------------
                                            Name: T. Nadramia
                                                  ------------------------------
                                            Title: VP
                                                  ------------------------------

                                      NOTE

     The following page contains a list of Exhibits and Schedules which have been intentionally omitted by the Registrant pursuant to Item 601(b)(2) of Regulation S-K.

     A copy of any omitted Exhibit or Schedule will be provided to the Securities and Exchange Commission upon request.

Exhibit A      Required Documents and Deliveries
Exhibit B      Addition to Exhibit 13 of the Loan Agreement